Exhibit 99.2

LCNB Corp. and Subsidiaries
Financial Highlights
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended					Year Ended
	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018	12/31/2019	12/31/2018
Condensed Income Statement
Interest income	$16,424	16,329	16,328	16,113	15,844	65,194	54,594
Interest expense	2,577	2,751	2,738	2,722	2,334	10,788	6,425
Net interest income	13,847	13,578	13,590	13,391	13,510	54,406	48,169
Provision (credit) for loan losses	(6)	264	54	(105)	(39)	207	923
Net interest income after provision	13,853	13,314	13,536	13,496	13,549	54,199	47,246
Non-interest income	3,222	3,356	2,998	2,772	2,702	12,348	11,050
Non-interest expense	11,007	10,982	10,833	10,700	9,925	43,522	40,502
Income before income taxes	6,068	5,688	5,701	5,568	6,326	23,025	17,794
Provision for income taxes	1,238	961	973	941	1,133	4,113	2,949
Net income	$4,830	4,727	4,728	4,627	5,193	18,912	14,845
Amort/Accret income on acquired loans	$400	302	355	224	229	1,281	567
Amort/Accret expenses on acquired interest-bearing liabilities	$3	4	142	144	149	293	363
Tax-equivalent net interest income	$13,937	13,679	13,700	13,536	13,680	54,852	48,883

Per Share Data
Dividends per share	$0.18	0.17	0.17	0.17	0.17	0.69	0.65
Basic earnings per common share	$0.37	0.36	0.36	0.35	0.40	1.44	1.24
Diluted earnings per common share	$0.37	0.36	0.36	0.35	0.40	1.44	1.24
Book value per share	$17.63	17.44	17.18	16.83	16.47	17.63	16.47
Tangible book value per share	$12.78	12.57	12.31	12.05	11.67	12.78	11.67
Weighted average common shares outstanding:
Basic	12,912,106	12,932,950	13,192,691	13,283,634	13,285,386	13,078,920	11,935,350
Diluted	12,916,000	12,937,145	13,196,665	13,287,338	13,290,499	13,082,893	11,942,253
Shares outstanding at period end	12,936,783	12,927,463	12,978,554	13,314,148	13,295,276	12,936,783	13,295,276

Selected Financial Ratios
Return on average assets	1.17%	1.13%	1.16%	1.15%	1.27%	1.15%	1.00%
Return on average equity	8.42%	8.33%	8.46%	8.47%	9.55%	8.42%	7.90%
Dividend payout ratio	48.65%	47.22%	47.22%	48.57%	42.50%	47.92%	52.42%
Net interest margin (tax equivalent)	3.76%	3.67%	3.72%	3.71%	3.69%	3.71%	3.63%
Efficiency ratio (tax equivalent)	64.15%	64.47%	64.87%	65.61%	60.58%	64.76%	67.58%

Selected Balance Sheet Items
Cash and cash equivalents	$20,765	22,826	23,185	19,527	20,040
Debt and equity securities	219,791	239,730	246,701	264,559	282,813

Loans:
Commercial and industrial	$78,306	71,576	79,513	79,725	77,740
Commercial, secured by real estate	804,953	797,842	793,863	764,424	740,647
Residential real estate	322,533	320,703	326,029	334,227	349,127
Consumer	25,232	23,918	19,649	17,409	17,283
Agricultural	11,509	11,525	10,843	10,900	13,297
Other, including deposit overdrafts	1,193	456	373	409	450
Deferred net origination costs (fees)	(275)	(128)	(9)	40	79
Loans, gross	1,243,451	1,225,892	1,230,261	1,207,134	1,198,623
Less allowance for loan losses	4,045	4,167	4,112	4,126	4,046
Loans, net	$1,239,406	1,221,725	1,226,149	1,203,008	1,194,577

Total earning assets	$1,466,988	1,470,074	1,482,913	1,476,862	1,483,166
Total assets	1,639,308	1,644,447	1,642,012	1,632,387	1,636,927
Total deposits	1,348,280	1,355,383	1,357,959	1,347,857	1,300,919

	Three Months Ended					Year Ended
	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018	12/31/2019	12/31/2018
Selected Balance Sheet Items, continued
Short-term borrowings	—	—	—	—	56,230
Long-term debt	40,994	41,990	41,986	42,982	47,032
Total shareholders’ equity	228,048	225,492	222,972	224,018	218,985
Equity to assets ratio	13.91%	13.71%	13.58%	13.72%	13.38%
Loans to deposits ratio	92.22%	90.45%	90.60%	89.56%	92.14%

Tangible common equity (TCE)	$165,304	162,485	159,702	160,488	155,197
Tangible common assets (TCA)	1,576,564	1,581,440	1,578,742	1,568,857	1,573,139
TCE/TCA	10.49%	10.27%	10.12%	10.23%	9.87%

Selected Average Balance Sheet Items
Cash and cash equivalents	$26,501	28,293	29,523	25,080	20,685	27,321	23,910
Debt and equity securities	231,115	243,553	249,954	266,081	291,433	247,569	303,839

Loans	$1,230,845	1,227,806	1,217,726	1,208,809	1,177,061	1,221,375	1,038,159
Less allowance for loan losses	4,076	3,986	4,088	4,074	4,016	4,056	3,822
Net loans	$1,226,769	1,223,820	1,213,638	1,204,735	1,173,045	1,217,319	1,034,337

Total earning assets	$1,469,469	1,480,096	1,479,225	1,480,634	1,471,650	1,477,333	1,347,162
Total assets	1,643,793	1,654,034	1,637,645	1,635,416	1,626,029	1,642,591	1,488,941
Total deposits	1,352,101	1,365,702	1,352,449	1,333,529	1,333,673	1,351,036	1,258,075
Short-term borrowings	622	468	243	23,235	36,348	6,064	13,967
Long-term debt	41,742	41,988	42,567	44,676	25,536	42,733	16,789
Total shareholders’ equity	227,595	225,216	224,203	221,470	215,739	224,639	187,915
Equity to assets ratio	13.85%	13.62%	13.69%	13.54%	13.27%	13.68%	12.62%
Loans to deposits ratio	91.03%	89.90%	90.04%	90.65%	88.26%	90.40%	82.52%

Asset Quality
Net charge-offs (recoveries)	$115	209	68	(185)	(68)	207	280
Other real estate owned	197	197	197	244	244	197	244

Non-accrual loans	3,210	3,523	2,962	2,845	2,951	3,210	2,951
Loans past due 90 days or more and still accruing	—	—	24	177	149	—	149
Total nonperforming loans	$3,210	3,523	2,986	3,022	3,100	3,210	3,100

Net charge-offs (recoveries) to average loans	0.04%	0.07%	0.02%	(0.06)%	(0.02)%	0.02%	0.03%
Allowance for loan losses to total loans	0.33%	0.34%	0.33%	0.34%	0.34%	0.33%	0.34%
Nonperforming loans to total loans	0.26%	0.29%	0.24%	0.25%	0.26%	0.26%	0.26%
Nonperforming assets to total assets	0.21%	0.23%	0.19%	0.20%	0.20%	0.21%	0.20%

Assets Under Management
LCNB Corp. total assets	$1,639,308	1,644,447	1,642,012	1,632,387	1,636,927
Trust and investments (fair value)	435,664	411,724	382,462	367,649	337,549
Mortgage loans serviced	93,596	90,784	88,444	89,049	97,685
Cash management	75,948	117,530	71,973	55,981	48,906
Brokerage accounts (fair value)	268,059	262,038	260,202	245,758	233,751
Total assets managed	$2,512,575	2,526,523	2,445,093	2,390,824	2,354,818

Non-GAAP Financial Measures
Net income	$4,830	4,727	4,728	4,627	5,193	18,912	14,845
Add: merger-related expenses, net of tax	0	21	16	53	148	90	1,753
Adjusted net income	$4,830	4,748	4,744	4,680	5,341	19,002	16,598
Basic adjusted earnings per share	0.37	0.37	0.36	0.36	0.41	1.46	1.39
Diluted adjusted earnings per share	0.37	0.37	0.36	0.36	0.41	1.46	1.39
Adjusted return on average assets	1.17%	1.14%	1.16%	1.16%	1.30%	1.16%	1.11%
Adjusted return on average equity	8.42%	8.36%	8.49%	8.57%	9.82%	8.46%	8.83%

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS

(Dollars in thousands)

	December 31, 2019 (Unaudited)	December 31, 2018
ASSETS:
Cash and due from banks	$17,019	18,310
Interest-bearing demand deposits	3,746	1,730
Total cash and cash equivalents	20,765	20,040
Interest-bearing time deposits	—	996
Investment securities:
Equity securities with a readily determinable fair value, at fair value	2,312	2,078
Equity securities without a readily determinable fair value, at cost	2,099	2,099
Debt securities, available-for-sale, at fair value	178,000	238,421
Debt securities, held-to-maturity, at cost	27,525	29,721
Federal Reserve Bank stock, at cost	4,652	4,653
Federal Home Loan Bank stock, at cost	5,203	4,845
Loans, net	1,239,406	1,194,577
Premises and equipment, net	34,787	32,627
Operating leases right of use asset	5,444	—
Goodwill	59,221	59,221
Core deposit and other intangibles	4,006	5,042
Bank owned life insurance	41,667	28,723
Other assets	14,221	13,884
TOTAL ASSETS	$1,639,308	1,636,927

LIABILITIES:
Deposits:
Noninterest-bearing	$354,391	322,571
Interest-bearing	993,889	978,348
Total deposits	1,348,280	1,300,919
Short-term borrowings	—	56,230
Long-term debt	40,994	47,032
Operating leases liability	5,446	—
Accrued interest and other liabilities	16,540	13,761
TOTAL LIABILITIES	1,411,260	1,417,942

COMMITMENTS AND CONTINGENT LIABILITIES	—	—

SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 1,000,000 shares, none outstanding	—	—
Common shares – no par value, authorized 19,000,000 shares at December 31, 2019 and 2018; issued 14,111,810 and 14,070,303 shares at December 31, 2019 and 2018, respectively	141,791	141,170
Retained earnings	104,431	94,547
Treasury shares at cost, 1,175,027 and 775,027 shares at December 31, 2019 and 2018, respectively	(18,847)	(12,013)
Accumulated other comprehensive income (loss), net of taxes	673	(4,719)
TOTAL SHAREHOLDERS' EQUITY	228,048	218,985
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,639,308	1,636,927

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
INTEREST INCOME:
Interest and fees on loans	$14,937	14,010	59,009	47,489
Dividends on equity securities with a readily determinable fair value	15	17	62	65
Dividends on equity securities without a readily determinable fair value	17	17	65	39
Interest on debt securities, taxable	881	900	3,601	3,666
Interest on debt securities, non-taxable	337	641	1,677	2,686
Interest on interest-bearing time deposits	—	24	11	58
Other investments	237	235	769	591
TOTAL INTEREST INCOME	16,424	15,844	65,194	54,594
INTEREST EXPENSE:
Interest on deposits	2,301	1,976	9,526	5,753
Interest on short-term borrowings	3	223	227	311
Interest on long-term debt	273	135	1,035	361
TOTAL INTEREST EXPENSE	2,577	2,334	10,788	6,425
NET INTEREST INCOME	13,847	13,510	54,406	48,169
PROVISION (CREDIT) FOR LOAN LOSSES	(6)	(39)	207	923
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	13,853	13,549	54,199	47,246
NON-INTEREST INCOME:
Fiduciary income	1,139	971	4,354	3,958
Service charges and fees on deposit accounts	1,454	1,420	5,875	5,590
Net losses on sales of debt securities	(4)	—	(41)	(8)
Bank owned life insurance income	289	185	943	738
Gains from sales of loans	121	41	328	223
Other operating income	223	85	889	549
TOTAL NON-INTEREST INCOME	3,222	2,702	12,348	11,050
NON-INTEREST EXPENSE:
Salaries and employee benefits	6,512	5,488	25,320	21,279
Equipment expenses	343	341	1,209	1,138
Occupancy expense, net	703	742	2,961	2,861
State financial institutions tax	362	299	1,669	1,197
Marketing	310	321	1,319	1,119
Amortization of intangibles	263	263	1,043	922
FDIC insurance premiums, net	—	130	225	419
Contracted services	471	454	1,865	1,547
Other real estate owned	1	16	53	20
Merger-related expenses	—	164	114	2,123
Other non-interest expense	2,042	1,707	7,744	7,877
TOTAL NON-INTEREST EXPENSE	11,007	9,925	43,522	40,502
INCOME BEFORE INCOME TAXES	6,068	6,326	23,025	17,794
PROVISION FOR INCOME TAXES	1,238	1,133	4,113	2,949
NET INCOME	$4,830	5,193	18,912	14,845

Dividends declared per common share	$0.18	0.17	0.69	0.65
Earnings per common share:
Basic	0.37	0.40	1.44	1.24
Diluted	0.37	0.40	1.44	1.24
Weighted average common shares outstanding:
Basic	12,912,106	13,285,386	13,078,920	11,935,350
Diluted	12,916,000	13,290,499	13,082,893	11,942,253

Contacts
LCNB Corp.
Eric J. Meilstrup, CEO and President, 800-344-BANK
Robert C. Haines II, Executive Vice President and CFO, 800-344-BANK